U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 26, 2005

VION PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26534	13-3671221
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Science Park, New Haven, CT	06511
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 498-4210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 8.01 Other Events

On July 26, 2005, Vion Pharmaceuticals, Inc. issued a press release announcing that it initiated a Phase I/II trial of its anticancer agent CLORETAZINETM (VNP40101M) as a single agent in refractory or relapsed chronic lymphocytic leukemia and Richter's Syndrome. A copy of Vion's press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1    Press release dated July 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VION PHARMACEUTICALS, INC.

Date: July 27, 2005	By: /s/ Howard B. Johnson Name: Howard B. Johnson Title: President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated July 26, 2005.